EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Axion International, Inc.	Case No.: 15-12415
Reporting Period: January 1 to 31, 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y		Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Y
Schedule of Professional Fees Paid	MOR-1b	Y
Copies of bank statements		Y
Cash disbursements journals		Y
Statement of Operations	MOR-2	Y		Y
Balance Sheet	MOR-3	Y		Y
Status of Postpetition Taxes	MOR-4	Y
Copies of IRS Form 6123 or payment receipt		N
Copies of tax returns filed during reporting period		N
Summary of Unpaid Postpetition Debts	MOR-4	Y
Listing of aged accounts payable	MOR-4	Y
Accounts Receivable Reconciliation and Aging	MOR-5	Y
Debtor Questionnaire	MOR-5	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Donald W. Fallon	February 22, 2016
Signature of Debtor	Date

/s/ Donald W. Fallon	February 22, 2016
Signature of Joint Debtor	Date

/s/ Donald W. Fallon	February 22, 2016
Signature of Authorized Individual*	Date

Donald W. Fallon	CFO & Treasurer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: January 1 to 31, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS			CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	Utility Dep	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,541,083	$(1,203)	$-	$1,539,880	$566,846	$36,452	$3,050

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE	$311,516			$311,516	$755,436	$2,453,164	$2,901,695
LOANS AND ADVANCES				$-	$700,000	$650,000	$1,350,000
SALE OF ASSETS	$42,750			$42,750		$47,500
OTHER (ATTACH LIST)				$-		$(5,727)
TRANSFERS (FROM DIP ACCTS)		$165,000	$9,499	$174,499		$478,999
MISCELLANEOUS	$8			$8		$8
TOTAL RECEIPTS	$354,274	$165,000	$9,499	$528,772	$1,455,436	$3,623,943	$4,251,695

DISBURSEMENTS
NET PAYROLL	$94,503	$114,936		$209,439	$344,275	$536,354	$824,632
PAYROLL TAXES	$51,431	$44,519		$95,950		$206,598
EMPLOYEE BENEFITS	$51,850			$51,850	$52,777	$95,473	$73,593
SALES, USE, & OTHER TAXES				$-		$-
INVENTORY PURCHASES	$473,882			$473,882	$760,522	$823,802	$1,353,894
SECURED/ RENTAL/ LEASES	$50,525			$50,525		$99,421	$50,525
INSURANCE	$8,553			$8,553	$13,401	$157,475	$161,747
ADMINISTRATIVE	$11,887			$11,887	$16,480	$19,623	$34,207
SELLING				$-		$-	$-
OTHER (ATTACH LIST)	$316,622			$316,622	$421,276	$447,205	$1,157,596
				$-		$-	$-
OWNER DRAW *				$-		$-	$-
TRANSFERS (TO DIP ACCTS)	$174,499			$174,499	$-	$478,999	$-
				$-		$-	$-
PROFESSIONAL FEES	$39,525			$39,525	$125,000	$159,525	$285,000
U.S. TRUSTEE QUARTERLY FEES	$7,150			$7,150		$7,150	$25,000
COURT COSTS				$-		$-	$-
TOTAL DISBURSEMENTS	$1,280,427	$159,455	$-	$1,439,882	$1,733,731	$3,031,625	$3,966,194

NET CASH FLOW	$(926,153)	$5,545	$9,499	$(911,110)	$(278,295)	$592,318	$285,501
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$614,930	$4,342	$9,499	$628,770	$288,551	$628,770	$288,551

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$1,439,882
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(174,499)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$1,265,383

FORM MOR-1

(04/07)

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: January 1 to 31, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

ATTACHED LISTS TO MOR-1

CASH BEGINNING OF MONTH - 11/30/15 vs 12/2/15
	OPER	PAYROLL	Combined
Balance at 11/30/15 per Bank Reconciliation	133,852	569
12/1/2015 transactions (prepetition)	(97,969)
Cash December 2, 2015, per this Schedule	35,883	569	36,452

Other Receipts List:	Month	Cumu
AR Terms Discounts	$-	$(5,727)

Other Disbursements List:
	Actual		Projection
Description	Month	Cumu	Month	Cumu
Utility Deposits	$-	$26,453	$-	$40,000
Freight	77,625	46,169	74,025	215,025
Operating Expenses - Texas Facility	67,072	18,035	93,704	173,958
Operating Expenses - Ohio Facility	8,100	11,917	25,876	51,752
Emergency Repairs - Texas facility	21,021	22,810	-	57,146
Restart Extruder #1 - Texas Facility	-	5,199	-	80,000
Legal - commercial/corporate counsel	498		64,000	154,000
Audit & Tax Professional			25,000	75,000
Interest - State of Ohio laon			7,968	15,937
Interest - DiP Loan			-	8,633
S/U tax remittence	195
Rutgers Royalty Payment	75,922
Real & Personal Property Taxe	66,189
Budget Variance @ 10%	-		130,703	286,145
TOTAL	$316,622	$130,583	$421,276	$1,157,596

PAYROLLS
Description	Actual			Cash Accts		Projected
	1/15/16	1/29/16	Total	Operating	Payroll	Month	Cumu

Gross	$94,503	$99,771	$194,274	$94,503	$99,771
Fee	1,286	1,260	2,546		2,546
401(k)	2,660	2,736	5,396		5,396
Garnishments	3,534	3,518	7,052		7,052
Taxes	51,431	44,519	95,950	51,431	44,519
AFLAC		219	219	219
Health		29,351	29,351	29,351
Dental		1,717	1,717	1,717
Life		279	279	279
HSA Reimb	171		171		171
TX workers comp		20,284	20,284	20,284
OH workers comp			-
TOTAL	$153,585	$203,653	$357,239	$197,784	$159,454
					-
Net Payroll	$102,154	$107,284	$209,439	$94,503	$114,936	$480,358	$824,632
Payroll Taxes	51,431	44,519	95,950	51,431	44,519	-
Employee Benefits	-	51,850	51,850	51,850	-	20,816	73,593
TOTAL	$153,585	$203,653	$357,239	$197,784	$159,454	$501,174	$898,225

FORM MOR-1

(04/07)

In re Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: January 1 to 31, 2016

BANK RECONCILIATIONS - OPERATING ACCOUNT

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

Month:	January 31, 2016	GL Account #	CZ1060

General Ledger Reconciliation			Per the Bank
Balance per GL- Begin of Period		$1,541,139.49	Ending Balance per Bank Statement	$816,962.89

Plus:		363,102.00	Plus: Outstanding Deposits
Deposits	354,602.00

Transfer from Utility Deposit acct	8,500.00	0131PNCOA

Less:		(1,290,032.22	Less: Outstanding Disbursements	(202,753.62)
Disbursements	960,887.36
Bank Charges	212.00	0131PNCOA
Transfer to Other Acct - AXI PNC PR	165,000.00	0131PNCOA
Transfer to Utility Deposit Account	17,998.56	0131PNCOA
Wire to Paychex - paydate - 01/15/16	138,499.40	0131-PAYR
Rounding	0.20	0131PNCOA
FUTA Tax for 2015 wired to Paychex	7,434.70	0131PNCOA

Balance per GL - End of Period		$614,209.27	Reconciled Balance per the Bank	$614,209.27
			Difference	-

Outstanding Disbursements:
AP CK#		AP Amount
11488	LOOP 340 OVERHEAD DOOR	20,322.98
11489	MCLENNAN COUNTY TAX OFFICE	66,189.28
11493	US Trustee	325.00
11495	U.S. Trustee	325.00
11496	U.S. Trustee	6,500.00
PR 012916	PHILLIP BUTLER	66.15
11497	ADVANCED POLYMERS SUPPLY INC.	18,966.05
11498	ANTHEM BCBS OH GROUP	29,351.25
11499	ANTHEM DENTAL	1,717.35
11500	ANTHEM LIFE	279.00
11501	CITY OF WACO WATER OFFICE	1,684.10
11502	COASTAL COMPOUNDED RESINS	15,020.80
11503	COMDOC	196.53
11504	COSHOCTON ENVIRONMENTAL TESTIN	60.00
11505	DIRECT ENERGY BUSINESS	27,289.03
11506	THE ENERGY COOPERATIVE	1,810.68
11507	KERRY D. IRONS, M.D., P.A.	56.00
11508	LIFT LEASE & FINANCE CORP	6,608.74
11509	PARSONS OFFICE SYSTEMS INC	31.30
11510	RING CENTRAL	1,091.80
11511	SAGE SOFTWARE INC	2,465.68
11512	SPOONER INC.	175.00
11513	SUNBRIGHT DISPOSAL SERVICES	202.64
11514	TCEQ	200.00
11515	TIME WARNER CABLE	395.75
11516	UPS	118.94
11517	VERIZON WIRELESS	431.88
EWDEBIT 012916	DUPUY OXYGEN & SUPPLY	187.57
EWDEBIT 012916-1	DUPUY OXYGEN & SUPPLY	214.36
EWDEBIT 012916-2	TRACTOR SUPPLY CO	10.34
EWDEBIT 012916-3	RICHARDS SUPPLY COMPANY	274.96
EWDEBIT 013116	HOME DEPOT	143.73
EWDEBIT 013116-1	HOME DEPOT	16.19
EWDEBIT 013116-2	WALMART	25.54
		202,753.62

In re Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: January 1 to 31, 2016

BANK RECONCILIATIONS - PAYROLL ACCOUNT

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

Month:	January 1, 2016	GL Account #	CZ1070

General Ledger Reconciliation			Per the Bank
Balance per GL- Begin of Period		$(1,203.25)	Ending Balance per Bank Statement	$6,461.47

Plus:		165,000.00	Plus: Outstanding Deposits	-
Deposits	165,000.00

Less:		(159,502.66)	Less: Outstanding Disbursements
Disbursements	159,331.66		Disbursements (Column 1)	(2,167.38)
Paychex Fee	171.00
FSA Reimbursement
FSA Reimbursement

Balance per GL - End of Period		$4,294.09	Reconciled Balance per the Bank	$4,294.09
			Difference	-
Outstanding Deposits:			FSA balance in account	1,894.45
			Diff in 401K w/h 1/16/15 & 3/13/15 pay	272.93

			Total Outstanding Checks:	2167.38

In re Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: January 1 to 31, 2016

BANK RECONCILIATIONS - UTILITY DEPOSIT ACCOUNT

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

Month:	January 31, 2016	GL Account #	CZ1060

General Ledger Reconciliation			Per the Bank
Balance per GL- Begin of Period		$-	Ending Balance per Bank Statement	$9,498.56

Plus:		9,498.56	Plus: Outstanding Deposits
Deposits	9,498.56

Less:		-	Less: Outstanding Disbursements	-
Disbursements

Balance per GL - End of Period		$9,498.56	Reconciled Balance per the Bank	$9,498.56
			Difference	-

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: January 1 to 31, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Professional fees listed on MOR-1 is based on estimated fees and was transferred to Bayard’s trust account in anticipation of payment of these fees.  MOR-1b will be updated with actual payments when they are disbursed from the trust account.

FORM MOR-1b

(04/07)

AXION INTERNATIONAL INC
General Ledger						Cash Receipts & Cash Disbursements Journals
For the Period From Jan 1, 2016 to Jan 31, 2016
Filter Criteria includes: Report order is by ID. Report is printed with shortened descriptions and in Detail Format.
Account ID	Account Description	Date	Reference	Jrnl	Trans Description	CDJ	PR	CRJ	DiP	Trfs	Other
CZ1060	Operating Account PNC (AXI)	1/1/16			Beginning Balance
CZ1060	Operating Account PNC (AXI)	1/1/16	ACH 010116 PNC	CDJ	AFLAC		(218.76)
CZ1060	Operating Account PNC (AXI)	1/4/16	WT 010416 PNC	CDJ	COLL OH RE HOLDINGS LLC.	(27,318.18)
CZ1060	Operating Account PNC (AXI)	1/4/16	WT 010416-1 PNC	CDJ	WACO AMIGOS REAL ESTATE LLC	(23,207.19)
CZ1060	Operating Account PNC (AXI)	1/4/16	DEBIT 010416	CDJ	PVP PIPE SUPPLIES	(75.85)
CZ1060	Operating Account PNC (AXI)	1/4/16	DEBIT 010416-1	CDJ	LOWE'S HOME CENTERS, LLC	(9.80)
CZ1060	Operating Account PNC (AXI)	1/4/16	DEBIT 010416-2	CDJ	WALMART	(60.22)
CZ1060	Operating Account PNC (AXI)	1/4/16	EWDEBIT 010416	CDJ	TRACTOR SUPPLY CO	(22.08)
CZ1060	Operating Account PNC (AXI)	1/4/16	EWDEBIT 010416-1	CDJ	HOME DEPOT	(32.31)
CZ1060	Operating Account PNC (AXI)	1/4/16	EWDEBIT 010416-2	CDJ	HARBOR FREIGHT TOOLS	(98.44)
CZ1060	Operating Account PNC (AXI)	1/4/16	EWDEBIT 010416-3	CDJ	HOME DEPOT	(179.28)
CZ1060	Operating Account PNC (AXI)	1/4/16	EWDEBIT 010416-4	CDJ	RICHARDS SUPPLY COMPANY	(120.91)
CZ1060	Operating Account PNC (AXI)	1/4/16	EWDEBIT 010416-5	CDJ	MURPHY USA	(30.00)
CZ1060	Operating Account PNC (AXI)	1/4/16	EWDEBIT 121815	CDJ	RADWELL INTERNATIONAL INC	(712.80)
CZ1060	Operating Account PNC (AXI)	1/4/16	EWDEBIT 010416-6	CDJ	HOME DEPOT	(33.90)
CZ1060	Operating Account PNC (AXI)	1/5/16	12166	CRJ	PINNACLE RECYCLING			1,116.40
CZ1060	Operating Account PNC (AXI)	1/5/16	EWDEBIT 010516	CDJ	ZORO.COM	(581.53)
CZ1060	Operating Account PNC (AXI)	1/5/16	EWDEBIT 010516-1	CDJ	WALMART	(66.31)
CZ1060	Operating Account PNC (AXI)	1/5/16	EWDEBIT 010516-3	CDJ	METALS 2 GO	(186.93)
CZ1060	Operating Account PNC (AXI)	1/5/16	EWDEBIT 010516-2	CDJ	PRO HEAT INC.	(97.20)
CZ1060	Operating Account PNC (AXI)	1/5/16	DEBIT 010516	CDJ	FALCON INDUSTRIES, INC.	(13.76)
CZ1060	Operating Account PNC (AXI)	1/5/16	EWDEBIT 010516-5	CDJ	PRO HEAT INC.	(913.66)
CZ1060	Operating Account PNC (AXI)	1/6/16	11451	CDJ	CINTAS CORPORATION	(141.04)
CZ1060	Operating Account PNC (AXI)	1/6/16	11452	CDJ	COSHOCTON ENVIRONMENTAL TESTIN	(60.00)
CZ1060	Operating Account PNC (AXI)	1/6/16	11453	CDJ	FEDEX	(32.53)
CZ1060	Operating Account PNC (AXI)	1/6/16	11454	CDJ	GILBERT + TOBIN	(497.79)
CZ1060	Operating Account PNC (AXI)	1/6/16	11455	CDJ	PITNEY BOWES POSTAGE BY PHONE	(3.29)
CZ1060	Operating Account PNC (AXI)	1/6/16	11456	CDJ	SUNBRIGHT DISPOSAL SERVICES	(400.36)
CZ1060	Operating Account PNC (AXI)	1/6/16	11457	CDJ	TERMINIX	(48.26)
CZ1060	Operating Account PNC (AXI)	1/6/16	11458	CDJ	COASTAL COMPOUNDED RESINS	(3,899.20)
CZ1060	Operating Account PNC (AXI)	1/6/16	11459	CDJ	MIDWEST KNIFE GRINDING, INC.	(835.00)
CZ1060	Operating Account PNC (AXI)	1/6/16	11460	CDJ	ATMOS ENERGY	(261.19)
CZ1060	Operating Account PNC (AXI)	1/6/16	WT 010616 PNC	CDJ	BAYARD, P.A.	(5,000.00)
CZ1060	Operating Account PNC (AXI)	1/6/16	WT 010615-1 PNC	CDJ	HERZOG	(10,000.00)
CZ1060	Operating Account PNC (AXI)	1/6/16	WT 010616-2 PNC	CDJ	GP HARMON RECYCLING LLC	(33,635.88)
CZ1060	Operating Account PNC (AXI)	1/6/16	WT 010616-3 PNC	CDJ	SCHNEIDER NATIONAL, INC.	(3,253.00)
CZ1060	Operating Account PNC (AXI)	1/6/16	WT 010616-1 PNC	CDJ	AMINO TRANSPORT	(5,250.00)
CZ1060	Operating Account PNC (AXI)	1/6/16	EWDEBIT 010616	CDJ	RICHARDS SUPPLY COMPANY	(11.28)
CZ1060	Operating Account PNC (AXI)	1/6/16	EWDEBIT 010616-1	CDJ	FASTENAL COMPANY	(173.56)
CZ1060	Operating Account PNC (AXI)	1/6/16	EWDEBIT 010616-2	CDJ	GRAYBAR	(46.85)
CZ1060	Operating Account PNC (AXI)	1/6/16	EWDEBIT 010616-3	CDJ	APPLIED INDUSTRIAL TECHNOLOGIE	(829.33)
CZ1060	Operating Account PNC (AXI)	1/6/16	EWDEBIT 010616-4	CDJ	CRAWFORD ELECTRIC SUPPLY	(122.89)
CZ1060	Operating Account PNC (AXI)	1/6/16	EWDEBIT 010616-5	CDJ	CRAWFORD ELECTRIC SUPPLY	(4.43)
CZ1060	Operating Account PNC (AXI)	1/6/16	EWDEBIT 010616-6	CDJ	RICHARDS SUPPLY COMPANY	(116.40)
CZ1060	Operating Account PNC (AXI)	1/6/16	EWDEBIT 010616-7	CDJ	CRAWFORD ELECTRIC SUPPLY	(441.15)
CZ1060	Operating Account PNC (AXI)	1/6/16	EWDEBIT 010616-8	CDJ	RICHARDS SUPPLY COMPANY	(68.55)
CZ1060	Operating Account PNC (AXI)	1/6/16	EWDEBIT 010616-9	CDJ	HOME DEPOT	(25.72)
CZ1060	Operating Account PNC (AXI)	1/6/16	EWDEBIT 010616-10	CDJ	SMOOT-ANDERSON CO., INC.	(39.87)
CZ1060	Operating Account PNC (AXI)	1/7/16	11461	CDJ	AREMA	(5,500.00)

Account ID	Account Description	Date	Reference	Jrnl	Trans Description	CDJ	PR	CRJ	DiP	Trfs	Other
CZ1060	Operating Account PNC (AXI)	1/7/16	11462	CDJ	ADVANCED POLYMERS SUPPLY INC.	(3,514.75)
CZ1060	Operating Account PNC (AXI)	1/7/16	EWDEBIT 010516-4	CDJ	PRO HEAT INC.	(343.05)
CZ1060	Operating Account PNC (AXI)	1/7/16	WT 010716 PNC	CDJ	J.B. HUNT TRANSPORT, INC.	(6,388.00)
CZ1060	Operating Account PNC (AXI)	1/7/16	EWDEBIT 010716	CDJ	CRAWFORD ELECTRIC SUPPLY	(72.42)
CZ1060	Operating Account PNC (AXI)	1/7/16	EWDEBIT 011116-1	CDJ	HOLUBEC MACHINE, INC.	(1,055.44)
CZ1060	Operating Account PNC (AXI)	1/7/16	EWDEBIT 010716-1	CDJ	PRO HEAT INC.	(260.85)
CZ1060	Operating Account PNC (AXI)	1/8/16	ACH 010816 PNC	CRJ	RAILWORKS TRACK SYSTEMS INC			79,170.00
CZ1060	Operating Account PNC (AXI)	1/8/16	DEBIT 010816	CDJ	SAGE SOFTWARE INC	(169.94)
CZ1060	Operating Account PNC (AXI)	1/8/16	EWDEBIT 010816	CDJ	CRAWFORD ELECTRIC SUPPLY	(164.93)
CZ1060	Operating Account PNC (AXI)	1/8/16	EWDEBIT 010816-1	CDJ	WALMART	(34.26)
CZ1060	Operating Account PNC (AXI)	1/11/16	WT 011116 PNC	CRJ	RAIL CANTECH			55,085.00
CZ1060	Operating Account PNC (AXI)	1/11/16	11463	CDJ	AMERIGAS	(256.28)
CZ1060	Operating Account PNC (AXI)	1/11/16	11464	CDJ	ATMOS ENERGY	(111.35)
CZ1060	Operating Account PNC (AXI)	1/11/16	11465	CDJ	NETWORK BILLING SYSTEM, LLC.	(99.40)
CZ1060	Operating Account PNC (AXI)	1/11/16	11466	CDJ	THE CHADLER GROUP, INC.	(8,552.76)
CZ1060	Operating Account PNC (AXI)	1/11/16	11467	CDJ	CINTAS CORPORATION	(180.62)
CZ1060	Operating Account PNC (AXI)	1/11/16	11468	CDJ	CITY OF ZANESVILLE	(111.60)
CZ1060	Operating Account PNC (AXI)	1/11/16	11469	CDJ	DUPUY OXYGEN & SUPPLY	(20.19)
CZ1060	Operating Account PNC (AXI)	1/11/16	11470	CDJ	FEDEX	(95.50)
CZ1060	Operating Account PNC (AXI)	1/11/16	11471	CDJ	MUSKINGUM COUNTY UTILITIES	(4,401.31)
CZ1060	Operating Account PNC (AXI)	1/11/16	11472	CDJ	SUNBRIGHT DISPOSAL SERVICES	(577.86)
CZ1060	Operating Account PNC (AXI)	1/11/16	11473	CDJ	CINTAS CORPORATION	(496.29)
CZ1060	Operating Account PNC (AXI)	1/11/16	11474	CDJ	COASTAL COMPOUNDED RESINS	(4,347.20)
CZ1060	Operating Account PNC (AXI)	1/11/16	11475	CDJ	COMDOC, INC.	(278.26)
CZ1060	Operating Account PNC (AXI)	1/11/16	WT 011116 PNC	CDJ	GP HARMON RECYCLING LLC	(46,364.06)
CZ1060	Operating Account PNC (AXI)	1/11/16	EWDEBIT 011116	CDJ	METALS 2 GO	(222.13)
CZ1060	Operating Account PNC (AXI)	1/11/16	EWDEBIT 011116-2	CDJ	ATWOODS OF WACO	(34.59)
CZ1060	Operating Account PNC (AXI)	1/11/16	EWDEBIT 011116-3	CDJ	AUTOMATION DIRECT	(1,080.00)
CZ1060	Operating Account PNC (AXI)	1/11/16	EWDEBIT 011116-4	CDJ	FASTENAL COMPANY	(101.00)
CZ1060	Operating Account PNC (AXI)	1/11/16	EWDEBIT 011116-5	CDJ	BRANDING IRONS UNLIMITED	(1,203.39)
CZ1060	Operating Account PNC (AXI)	1/11/16	EWDEBIT 011116-6	CDJ	DUPUY OXYGEN & SUPPLY	(49.23)
CZ1060	Operating Account PNC (AXI)	1/11/16	EWDEBIT 011116-7	CDJ	METALS 2 GO	(737.53)
CZ1060	Operating Account PNC (AXI)	1/11/16	EWDEBIT 011116-8	CDJ	HOME DEPOT	(94.09)
CZ1060	Operating Account PNC (AXI)	1/11/16	EWDEBIT 011116-9	CDJ	TRACTOR SUPPLY CO	(35.93)
CZ1060	Operating Account PNC (AXI)	1/11/16	EWDEBIT 011116-10	CDJ	FAST SIGNS	(571.56)
CZ1060	Operating Account PNC (AXI)	1/11/16	EWDEBIT 011116-11	CDJ	HARBOR FREIGHT TOOLS	(129.00)
CZ1060	Operating Account PNC (AXI)	1/12/16	DEBIT 011216	CDJ	ZANE FEED AND SUPPLY	(39.00)
CZ1060	Operating Account PNC (AXI)	1/12/16	DEBIT 011216-1	CDJ	PVC FITINGS ONLINE.COM	(40.98)
CZ1060	Operating Account PNC (AXI)	1/12/16	11476	CDJ	FORD CREDIT	(506.48)
CZ1060	Operating Account PNC (AXI)	1/12/16	11477	CDJ	SIDWELL MATERIALS, INC.	(1,210.00)
CZ1060	Operating Account PNC (AXI)	1/12/16	EWDEBIT 011216-2	CDJ	CENTRAL TEXAS SECURITY & FIRE	(205.68)
CZ1060	Operating Account PNC (AXI)	1/12/16	EWDEBIT 011216	CDJ	TRACTOR SUPPLY CO	(76.10)
CZ1060	Operating Account PNC (AXI)	1/13/16	WT 011316 PNC	CRJ	ARLINGTON PLASTICS MACHINERY I			42,750.00
CZ1060	Operating Account PNC (AXI)	1/14/16	ACH 011416 PNC	CRJ	TENNESSEE VALLEY AUTHORITY			6,050.00
CZ1060	Operating Account PNC (AXI)	1/14/16	WT 011416 PNC	CDJ	AMINO TRANSPORT	(3,925.00)
CZ1060	Operating Account PNC (AXI)	1/14/16	WT 011416-1 PNC	CDJ	SCHNEIDER NATIONAL, INC.	(3,035.00)
CZ1060	Operating Account PNC (AXI)	1/15/16	ACH 01152016	CDJ	TEXAS COMPTROLLER OF PUBLIC AC	(195.37)
CZ1060	Operating Account PNC (AXI)	1/15/16	EWDEBIT 011516	CDJ	RICHARDS SUPPLY COMPANY	(21.80)
CZ1060	Operating Account PNC (AXI)	1/15/16	EWDEBIT 011516-1	CDJ	RICHARDS SUPPLY COMPANY	(167.84)
CZ1060	Operating Account PNC (AXI)	1/15/16	EWDEBIT 011516-2	CDJ	RICHARDS SUPPLY COMPANY	(369.56)
CZ1060	Operating Account PNC (AXI)	1/18/16	7755	CRJ	JR'S CRANE & EXCAVATION			480.00
CZ1060	Operating Account PNC (AXI)	1/18/16	090934	CRJ	JAMES BRUNSON			7.50
CZ1060	Operating Account PNC (AXI)	1/18/16	DEBIT 011816	CDJ	LOWE'S HOME CENTERS, LLC	(69.23)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816	CDJ	CENTRAL TEXAS SECURITY & FIRE	(698.21)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-1	CDJ	HGM LIFT PARTS	(95.56)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-2	CDJ	CENTURY SAW & TOOL	(115.94)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-3	CDJ	CHASE DENTAL & MEDICAL SUPPLY	(1,327.60)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-4	CDJ	TRACTOR SUPPLY CO	(14.10)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-5	CDJ	HARBOR FREIGHT TOOLS	(48.66)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-6	CDJ	TRACTOR SUPPLY CO	(41.76)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-7	CDJ	HOME DEPOT	(155.31)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-8	CDJ	CRAWFORD ELECTRIC SUPPLY	(563.01)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-9	CDJ	HOME DEPOT	(135.17)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-10	CDJ	RICHARDS SUPPLY COMPANY	(33.21)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-11	CDJ	HOME DEPOT	(37.19)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-12	CDJ	RICHARDS SUPPLY COMPANY	(74.00)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-13	CDJ	DUPUY OXYGEN & SUPPLY	(211.93)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-14	CDJ	HOME DEPOT	(156.18)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-15	CDJ	RADWELL INTERNATIONAL INC	(127.44)
CZ1060	Operating Account PNC (AXI)	1/18/16	EWDEBIT 011816-16	CDJ	ZORO.COM	(182.96)

Account ID	Account Description	Date	Reference	Jrnl	Trans Description	CDJ	PR	CRJ	DiP	Trfs	Other
CZ1060	Operating Account PNC (AXI)	1/19/16	11478	CDJ	COSHOCTON ENVIRONMENTAL TESTIN	(60.00)
CZ1060	Operating Account PNC (AXI)	1/19/16	11478V	CDJ	COSHOCTON ENVIRONMENTAL TESTIN	60.00
CZ1060	Operating Account PNC (AXI)	1/19/16	11479	CDJ	COSHOCTON ENVIRONMENTAL TESTIN	(60.00)
CZ1060	Operating Account PNC (AXI)	1/19/16	11480	CDJ	FEDEX	(73.33)
CZ1060	Operating Account PNC (AXI)	1/19/16	11481	CDJ	TIME WARNER CABLE	(801.38)
CZ1060	Operating Account PNC (AXI)	1/19/16	11482	CDJ	ADVANCED POLYMERS SUPPLY INC.	(7,515.72)
CZ1060	Operating Account PNC (AXI)	1/19/16	11483	CDJ	COASTAL COMPOUNDED RESINS	(7,926.40)
CZ1060	Operating Account PNC (AXI)	1/19/16	11484	CDJ	LEWIS BOLT & NUT CO	(18,076.80)
CZ1060	Operating Account PNC (AXI)	1/19/16	269026	CRJ	FAIRFIELD COUNTY SC			30,174.00
CZ1060	Operating Account PNC (AXI)	1/19/16	WT 011916 PNC	CDJ	AMINO TRANSPORT	(10,000.00)
CZ1060	Operating Account PNC (AXI)	1/19/16	WT 011916-1 PNC	CDJ	EMERALD PACIFIC RESOURCES	(16,291.74)
CZ1060	Operating Account PNC (AXI)	1/19/16	WT 011916-2 PNC	CDJ	GP HARMON RECYCLING LLC	(69,845.75)
CZ1060	Operating Account PNC (AXI)	1/19/16	WT 011916-3 PNC	CDJ	J.B. HUNT TRANSPORT, INC.	(9,577.00)
CZ1060	Operating Account PNC (AXI)	1/19/16	WT 011916-4 PNC	CDJ	KIBBECHEM, INC.	(18,256.74)
CZ1060	Operating Account PNC (AXI)	1/19/16	WT 011916-5 PNC	CDJ	PRESS-SEAL CORPORATION	(49,464.00)
CZ1060	Operating Account PNC (AXI)	1/19/16	WT 011916-6 PNC	CDJ	EPIQ BANKRUPTCY SOLUTIONS	(34,524.69)
CZ1060	Operating Account PNC (AXI)	1/19/16	EWDEBIT 011916	CDJ	METALS 2 GO	(48.86)
CZ1060	Operating Account PNC (AXI)	1/19/16	EWDEBIT 011916-1	CDJ	ZORO.COM	(117.12)
CZ1060	Operating Account PNC (AXI)	1/19/16	EWDEBIT 011916-2	CDJ	HOME DEPOT	(15.12)
CZ1060	Operating Account PNC (AXI)	1/19/16	EWDEBIT 011916-3	CDJ	HOME DEPOT	(103.47)
CZ1060	Operating Account PNC (AXI)	1/20/16	EWDEBIT 012016	CDJ	HOME DEPOT	(150.47)
CZ1060	Operating Account PNC (AXI)	1/20/16	EWDEBIT 012015-1	CDJ	HOME DEPOT	150.47
CZ1060	Operating Account PNC (AXI)	1/20/16	EWDEBIT 012015-2	CDJ	HOME DEPOT	(193.77)
CZ1060	Operating Account PNC (AXI)	1/20/16	EWDEBIT 012016-3	CDJ	RICHARDS SUPPLY COMPANY	(166.80)
CZ1060	Operating Account PNC (AXI)	1/20/16	EWDEBIT 012016-1	CDJ	ZORO.COM	(63.45)
CZ1060	Operating Account PNC (AXI)	1/20/16	EWDEBIT 012016-2	CDJ	RADWELL INTERNATIONAL INC	(95.63)
CZ1060	Operating Account PNC (AXI)	1/21/16	DEBIT 012116	CDJ	HARBOR FREIGHT TOOLS	(31.96)
CZ1060	Operating Account PNC (AXI)	1/21/16	DEBIT 012116-1	CDJ	HYDRO SUPPLY	(168.43)
CZ1060	Operating Account PNC (AXI)	1/21/16	DEBIT 012116-2	CDJ	LOWE'S HOME CENTERS, LLC	(37.96)
CZ1060	Operating Account PNC (AXI)	1/21/16	DEBIT 012116-3	CDJ	STAPLES	(36.46)
CZ1060	Operating Account PNC (AXI)	1/21/16	DEBIT 012116-4	CDJ	WALMART	(10.69)
CZ1060	Operating Account PNC (AXI)	1/21/16	WT 012116 PNC	CDJ	AMINO TRANSPORT	(700.00)
CZ1060	Operating Account PNC (AXI)	1/21/16	WT 012116-1 PNC	CDJ	SCHNEIDER NATIONAL, INC.	(3,540.00)
CZ1060	Operating Account PNC (AXI)	1/21/16	WT 012116-2 PNC	CDJ	J.B. HUNT TRANSPORT, INC.	(15,955.00)
CZ1060	Operating Account PNC (AXI)	1/21/16	EWDEBIT 012116	CDJ	HOME DEPOT	(318.24)
CZ1060	Operating Account PNC (AXI)	1/21/16	EWDEBIT 012116-1	CDJ	HYDRADYNE, LLC	(341.90)
CZ1060	Operating Account PNC (AXI)	1/21/16	EWDEBIT 012116-2	CDJ	RICHARDS SUPPLY COMPANY	(801.89)
CZ1060	Operating Account PNC (AXI)	1/22/16	DEBIT 012216	CDJ	TTL COMPONENTS	(16.26)
CZ1060	Operating Account PNC (AXI)	1/22/16	EWDEBIT 012216	CDJ	DUPUY OXYGEN & SUPPLY	(267.95)
CZ1060	Operating Account PNC (AXI)	1/22/16	EWDEBIT 012216-1	CDJ	APPLIED INDUSTRIAL TECHNOLOGIE	(1,356.20)
CZ1060	Operating Account PNC (AXI)	1/22/16	EWDEBIT 012216-2	CDJ	APPLIED INDUSTRIAL TECHNOLOGIE	(1.59)
CZ1060	Operating Account PNC (AXI)	1/22/16	EWDEBIT 012216-3	CDJ	HARBOR FREIGHT TOOLS	(164.50)
CZ1060	Operating Account PNC (AXI)	1/24/16	EWDEBIT 012416	CDJ	KEITH'S ACE HARDWARE-HEWITT	(18.38)
CZ1060	Operating Account PNC (AXI)	1/24/16	EWDEBIT 012416-1	CDJ	KEITH'S ACE HARDWARE-HEWITT	18.38
CZ1060	Operating Account PNC (AXI)	1/24/16	EWDEBIT 012416-2	CDJ	KEITH'S ACE HARDWARE-HEWITT	(77.30)
CZ1060	Operating Account PNC (AXI)	1/24/16	EWDEBIT 012416-3	CDJ	KEITH'S ACE HARDWARE-HEWITT	51.36
CZ1060	Operating Account PNC (AXI)	1/24/16	EWDEBIT 012416-4	CDJ	HOME DEPOT	(118.28)
CZ1060	Operating Account PNC (AXI)	1/24/16	EWDEBIT 012416-5	CDJ	LOWES	(22.38)
CZ1060	Operating Account PNC (AXI)	1/25/16	ACH 012516	CDJ	THE HARTFORD		(20,283.80)
CZ1060	Operating Account PNC (AXI)	1/25/16	451766	CRJ	NEW JERSEY TRANSIT			123,156.00
CZ1060	Operating Account PNC (AXI)	1/25/16	11488	CDJ	LOOP 340 OVERHEAD DOOR	(20,322.98)
CZ1060	Operating Account PNC (AXI)	1/25/16	EWDEBIT 012516	CDJ	ADVANCE AUTO PARTS	(6.48)
CZ1060	Operating Account PNC (AXI)	1/25/16	EWDEBIT 012516-1	CDJ	HOME DEPOT	(115.67)
CZ1060	Operating Account PNC (AXI)	1/25/16	EWDEBIT 012516-2	CDJ	HYDRADYNE, LLC	(119.08)
CZ1060	Operating Account PNC (AXI)	1/25/16	EWDEBIT 012516-3	CDJ	HYDRADYNE, LLC	(1.85)
CZ1060	Operating Account PNC (AXI)	1/25/16	EWDEBIT 012516-4	CDJ	MURPHY USA	(30.00)
CZ1060	Operating Account PNC (AXI)	1/25/16	EWDEBIT 012516-5	CDJ	UNIVERSAL FOREST PRODUCT	(729.00)
CZ1060	Operating Account PNC (AXI)	1/25/16	EWDEBIT 012516-6	CDJ	WALMART	(186.76)
CZ1060	Operating Account PNC (AXI)	1/25/16	EWDEBIT 012516-7	CDJ	DUPUY OXYGEN & SUPPLY	(107.18)
CZ1060	Operating Account PNC (AXI)	1/25/16	EWDEBIT 012516-8	CDJ	DUPUY OXYGEN & SUPPLY	(187.57)
CZ1060	Operating Account PNC (AXI)	1/25/16	EWDEBIT 012516-9	CDJ	HOME DEPOT	116.89
CZ1060	Operating Account PNC (AXI)	1/25/16	EWDEBIT 012516-10	CDJ	APPLIED INDUSTRIAL TECHNOLOGIE	(504.89)
CZ1060	Operating Account PNC (AXI)	1/26/16	11489	CDJ	MCLENNAN COUNTY TAX OFFICE	(66,189.28)
CZ1060	Operating Account PNC (AXI)	1/26/16	11490	CDJ	MIDWEST KNIFE GRINDING, INC.	(666.10)
CZ1060	Operating Account PNC (AXI)	1/26/16	DEBIT 012616	CDJ	STAPLES	(35.38)
CZ1060	Operating Account PNC (AXI)	1/26/16	DEBIT 012616-1	CDJ	STAPLES	(112.54)
CZ1060	Operating Account PNC (AXI)	1/26/16	EWDEBIT 012616	CDJ	APPLIED INDUSTRIAL TECHNOLOGIE	(1,218.31)

Account ID	Account Description	Date	Reference	Jrnl	Trans Description	CDJ	PR	CRJ	DiP	Trfs	Other
CZ1060	Operating Account PNC (AXI)	1/26/16	EWDEBIT 012616-1	CDJ	AUTO ZONE	(31.88)
CZ1060	Operating Account PNC (AXI)	1/26/16	EWDEBIT 012616-2	CDJ	HOLUBEC MACHINE, INC.	(243.56)
CZ1060	Operating Account PNC (AXI)	1/26/16	EWDEBIT 012616-3	CDJ	RICHARDS SUPPLY COMPANY	(634.40)
CZ1060	Operating Account PNC (AXI)	1/26/16	EWDEBIT 012616-4	CDJ	ZORO.COM	(70.76)
CZ1060	Operating Account PNC (AXI)	1/27/16	681580	CRJ	QN MANAGEMENT SOLUTIONS INC.			16,269.50
CZ1060	Operating Account PNC (AXI)	1/27/16	11491	CDJ	THE CHADLER GROUP, INC.	(8,552.76)
CZ1060	Operating Account PNC (AXI)	1/27/16	11491V	CDJ	THE CHADLER GROUP, INC.	8,552.76
CZ1060	Operating Account PNC (AXI)	1/27/16	11492	CDJ	CHADLER SOLUTIONS	(8,552.76)
CZ1060	Operating Account PNC (AXI)	1/27/16	CASH 012716	CRJ	MISCELLANEOUS			6.50
CZ1060	Operating Account PNC (AXI)	1/27/16	EWDEBIT 012716	CDJ	ZORO.COM	(54.34)
CZ1060	Operating Account PNC (AXI)	1/27/16	EWDEBIT 012716-1	CDJ	PRO HEAT INC.	(1,027.05)
CZ1060	Operating Account PNC (AXI)	1/27/16	EWDEBIT 012716-2	CDJ	DUPUY OXYGEN & SUPPLY	(267.95)
CZ1060	Operating Account PNC (AXI)	1/27/16	EWDEBIT 012716-3	CDJ	HYDRADYNE, LLC	(53.65)
CZ1060	Operating Account PNC (AXI)	1/27/16	EWDEBIT 012716-4	CDJ	INDUSTRIAL REPAIR SERVICE	(646.39)
CZ1060	Operating Account PNC (AXI)	1/27/16	11492V	CDJ	CHADLER SOLUTIONS	8,552.76
CZ1060	Operating Account PNC (AXI)	1/28/16	11493	CDJ	US Trustee	(325.00)
CZ1060	Operating Account PNC (AXI)	1/28/16	11494	CDJ	U.S. Trustee	(6,500.00)
CZ1060	Operating Account PNC (AXI)	1/28/16	11495	CDJ	U.S. Trustee	(325.00)
CZ1060	Operating Account PNC (AXI)	1/28/16	11494V	CDJ	U.S. Trustee	6,500.00
CZ1060	Operating Account PNC (AXI)	1/28/16	11496	CDJ	U.S. Trustee	(6,500.00)
CZ1060	Operating Account PNC (AXI)	1/28/16	EWDEBIT 012816	CDJ	METALS 2 GO	(54.03)
CZ1060	Operating Account PNC (AXI)	1/29/16	PR 012916	CDJ	PHILLIP BUTLER	(66.15)
CZ1060	Operating Account PNC (AXI)	1/29/16	11497	CDJ	ADVANCED POLYMERS SUPPLY INC.	(18,966.05)
CZ1060	Operating Account PNC (AXI)	1/29/16	11498	CDJ	ANTHEM BCBS OH GROUP		(29,351.25)
CZ1060	Operating Account PNC (AXI)	1/29/16	11499	CDJ	ANTHEM DENTAL		(1,717.35)
CZ1060	Operating Account PNC (AXI)	1/29/16	11500	CDJ	ANTHEM LIFE		(279.00)
CZ1060	Operating Account PNC (AXI)	1/29/16	11501	CDJ	CITY OF WACO WATER OFFICE	(1,684.10)
CZ1060	Operating Account PNC (AXI)	1/29/16	11502	CDJ	COASTAL COMPOUNDED RESINS	(15,020.80)
CZ1060	Operating Account PNC (AXI)	1/29/16	11503	CDJ	COMDOC	(196.53)
CZ1060	Operating Account PNC (AXI)	1/29/16	11504	CDJ	COSHOCTON ENVIRONMENTAL TESTIN	(60.00)
CZ1060	Operating Account PNC (AXI)	1/29/16	11505	CDJ	DIRECT ENERGY BUSINESS	(27,289.03)
CZ1060	Operating Account PNC (AXI)	1/29/16	11506	CDJ	THE ENERGY COOPERATIVE	(1,810.68)
CZ1060	Operating Account PNC (AXI)	1/29/16	11507	CDJ	KERRY D. IRONS, M.D., P.A.	(56.00)
CZ1060	Operating Account PNC (AXI)	1/29/16	11508	CDJ	LIFT LEASE & FINANCE CORP	(6,608.74)
CZ1060	Operating Account PNC (AXI)	1/29/16	11509	CDJ	PARSONS OFFICE SYSTEMS INC	(31.30)
CZ1060	Operating Account PNC (AXI)	1/29/16	11510	CDJ	RING CENTRAL	(1,091.80)
CZ1060	Operating Account PNC (AXI)	1/29/16	11511	CDJ	SAGE SOFTWARE INC	(2,465.68)
CZ1060	Operating Account PNC (AXI)	1/29/16	11512	CDJ	SPOONER INC.	(175.00)
CZ1060	Operating Account PNC (AXI)	1/29/16	11513	CDJ	SUNBRIGHT DISPOSAL SERVICES	(202.64)
CZ1060	Operating Account PNC (AXI)	1/29/16	11514	CDJ	TCEQ	(200.00)
CZ1060	Operating Account PNC (AXI)	1/29/16	11515	CDJ	TIME WARNER CABLE	(395.75)
CZ1060	Operating Account PNC (AXI)	1/29/16	11516	CDJ	UPS	(118.94)
CZ1060	Operating Account PNC (AXI)	1/29/16	11517	CDJ	VERIZON WIRELESS	(431.88)
CZ1060	Operating Account PNC (AXI)	1/29/16	WT 012916 PNC	CDJ	RUTGERS, THE STATE UNIV OF NEW	(75,921.58)
CZ1060	Operating Account PNC (AXI)	1/29/16	WT 012916-1 PNC	CDJ	J.B. HUNT TRANSPORT, INC.	(16,055.00)
CZ1060	Operating Account PNC (AXI)	1/29/16	WT 012916-2 PNC	CDJ	AMINO TRANSPORT	(10,275.00)
CZ1060	Operating Account PNC (AXI)	1/29/16	WT 012916-3 PNC	CDJ	EMERALD PACIFIC RESOURCES	(81,645.28)
CZ1060	Operating Account PNC (AXI)	1/29/16	WT 012916-4 PNC	CDJ	GP HARMON RECYCLING LLC	(57,268.13)
CZ1060	Operating Account PNC (AXI)	1/29/16	WT 012916-5 PNC	CDJ	SCHNEIDER NATIONAL, INC.	(1,515.00)
CZ1060	Operating Account PNC (AXI)	1/29/16	EWDEBIT 012916	CDJ	DUPUY OXYGEN & SUPPLY	(187.57)
CZ1060	Operating Account PNC (AXI)	1/29/16	EWDEBIT 012916-1	CDJ	DUPUY OXYGEN & SUPPLY	(214.36)
CZ1060	Operating Account PNC (AXI)	1/29/16	EWDEBIT 012916-2	CDJ	TRACTOR SUPPLY CO	(10.34)
CZ1060	Operating Account PNC (AXI)	1/29/16	EWDEBIT 012916-3	CDJ	RICHARDS SUPPLY COMPANY	(274.96)
CZ1060	Operating Account PNC (AXI)	1/31/16	0131-PAYR	GENJ	Payroll for 01-15-15		(138,499.40)
CZ1060	Operating Account PNC (AXI)	1/31/16	EWDEBIT 013116	CDJ	HOME DEPOT	(143.73)
CZ1060	Operating Account PNC (AXI)	1/31/16	EWDEBIT 013116-1	CDJ	HOME DEPOT	(16.19)
CZ1060	Operating Account PNC (AXI)	1/31/16	EWDEBIT 013116-2	CDJ	WALMART	(25.54)
CZ1060	Operating Account PNC (AXI)	1/31/16	0131PNCOA	GENJ	to record transfer to payroll account		(155,000.00)
CZ1060	Operating Account PNC (AXI)	1/31/16	0131PNCOA	GENJ	to record transfer to payroll account		(10,000.00)
CZ1060	Operating Account PNC (AXI)	1/31/16	0131PNCOA	GENJ	to record bank fees for the month of Jan 2016	(212.00)
CZ1060	Operating Account PNC (AXI)	1/31/16	0131PNCOA	GENJ	To record allocation of additional FUTA tax - see worksheet		(7,434.70)
CZ1060	Operating Account PNC (AXI)	1/31/16	0131PNCOA	GENJ	to record transfer from payroll account		(8,500.00)
CZ1060	Operating Account PNC (AXI)	1/31/16	0131PNCOA	GENJ	to record transfer to payroll account		8,500.00
CZ1060	Operating Account PNC (AXI)	1/31/16	0131PNCOA	GENJ	to record transfer to payroll account					(9,498.56)
CZ1060	Operating Account PNC (AXI)				Current Period Change
		1/31/16			Ending Balance
CZ1070	Payroll Account PNC (AXI)	1/1/16			Beginning Balance
CZ1070	Payroll Account PNC (AXI)	1/15/16	011516	CDJ	Paychex		(171.00)
CZ1070	Payroll Account PNC (AXI)	1/31/16	0131-PAYR	GENJ	Payroll for 01-15 and 01-31		(159,331.66)
CZ1070	Payroll Account PNC (AXI)	1/31/16	0131PNCOA	GENJ	to record transfer to payroll account		155,000.00
CZ1070	Payroll Account PNC (AXI)	1/31/16	0131PNCOA	GENJ	to record transfer to payroll account		10,000.00
CZ1070	Payroll Account PNC (AXI)				Current Period Change
		1/31/16			Ending Balance
CZ1080	Utility Deposit Account	1/1/16			Beginning Balance
CZ1080	Utility Deposit Account	1/31/16	0131PNCOA	GENJ	to record transfer to payroll account		(8,500.00)
CZ1080	Utility Deposit Account	1/31/16	0131PNCOA	GENJ	to record transfer from payroll account		8,500.00
CZ1080	Utility Deposit Account	1/31/16	0131PNCOA	GENJ	to record transfer to payroll account
CZ1080	Utility Deposit Account				Current Period Change					9,498.56
		1/31/16			Ending Balance

						(908,912.30)	(357,286.92)	354,264.90	-	-	-

					Collections on AR >>			311,515.90
					Receipt for sale of obsolete equipment >>			42,750.00
					Rounding >>			(1.00)
					Combined CRJ >>			354,264.90

					Disbursements operations >>	(908,912.30)
					Disbursements payroll >>	(357,286.92)
					Total diisbursements per GL >>	(1,266,199.22)
					Total diisbursements per Cash Flow >>	(1,265,383.37)
					Timing differences >>	(815.85)

					(Timing differences relate to transactions recorded in GL but not in cash flow worksheets differently, typically at monthend.)

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: January 1 to 31, 2016

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$774,529	$1,436,243
Less: Returns and Allowances	$-	$-
Net Revenue	$774,529	$1,436,243
COST OF GOODS SOLD
Beginning Inventory	$1,493,482	$3,295,975
Add: Purchases	$434,138	$758,956
Add: Cost of Labor & Production Costs	$485,238	$931,932
Add: Other Costs (attach schedule)	$57,616	$139,181
Less: Ending Inventory	$(1,395,898)	$(2,889,380)
Cost of Goods Sold	$1,074,576	$2,236,663
Gross Profit	$(300,047)	$(800,421)
OPERATING EXPENSES
Personnel Costs - Sales & Marketing	$44,396	$82,305
Personnel Costs - General & Administrative	$97,858	$184,847
Travel & Meals	$10,525	$29,259
Advertising & Trade Shows	$12,728	$17,422
Office Expenses	$4,171	$8,265
Board of Directors	$-	$(12,074)
Investor Relations & Shareholders Services	$1,418	$2,858
Insurance	$30,533	$61,792
Legal & Other Professional Fees	$1,929	$2,427
Other (attach schedule)		$-
Total Operating Expenses Before Depreciation	$203,558	$377,101
Depreciation/Depletion/Amortization	$10,195	$20,391
Net Profit (Loss) Before Other Income & Expenses	$(513,800)	$(1,197,912)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		$-
Interest Expense	$80,752	$59,523
Other Expense (attach schedule)		$-
Net Profit (Loss) Before Reorganization Items	$(594,552)	$(1,257,435)
REORGANIZATION ITEMS
Professional Fees	$39,525	$159,525
U. S. Trustee Quarterly Fees	$7,150	$7,150
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		$-
Gain (Loss) from Sale of Equipment		$-
Other Reorganization Expenses (attach schedule)		$-
Total Reorganization Expenses		$-
Income Taxes		$-
Net Profit (Loss)	$(641,226)	$(1,424,110)

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-2

(04/07)

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: January 1 to 31, 2016

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date

Other Costs
Freight costs to customers	$(2,585)	$27,629
Royalties Under License	$11,753	$20,907
Purchasing & Product Development departments	$47,187	$89,383
	$1,262	$1,262

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 CONT'D

(04/07)

In re Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: January 1 to 31, 2016

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$628,002	$134,421
Restricted Cash and Cash Equivalents (see continuation sheet)	$-	$-
Accounts Receivable (Net)	$1,202,863	$2,034,172
Notes Receivable	$-	$-
Inventories	$1,373,265	$1,803,405
Prepaid Expenses	$346,280	$114,429
Professional Retainers	$-	$-
Other Current Assets (attach schedule)	$-	$-
TOTAL CURRENT ASSETS	$3,550,410	$4,086,426
PROPERTY AND EQUIPMENT
Real Property and Improvements		$-
Machinery and Equipment	$11,462,203	$11,484,181
Furniture, Fixtures and Office Equipment	$259,596	$259,596
Leasehold Improvements	$36,467	$19,818
Vehicles	$-	$-
Less Accumulated Depreciation	$(3,537,172)	$(3,320,092)
TOTAL PROPERTY & EQUIPMENT	$8,221,095	$8,443,503
OTHER ASSETS
Loans to Insiders*	$-	$-
Other Assets (attach schedule)	$-	$-
TOTAL OTHER ASSETS	$-	$-

TOTAL ASSETS	$11,771,505	$12,529,929

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	$204,305	$-
Taxes Payable (refer to FORM MOR-4)	$30,777	$73,275
Wages Payable	$124,087	$202,788
Notes Payable	$-	$-
Rent / Leases - Building/Equipment	$593,176	$554,793
Secured Debt / Adequate Protection Payments	$850,000	$200,000
Professional Fees	$-	$-
Amounts Due to Insiders*	$-	$-
Other Postpetition Liabilities (attach schedule)	$754,673	$673,980
TOTAL POSTPETITION LIABILITIES	$2,557,018	$1,704,837
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$9,423,019	$9,386,118
Priority Debt	$-	$-
Unsecured Debt	$6,871,849	$7,083,172
TOTAL PRE-PETITION LIABILITIES	$16,294,868	$16,469,290

TOTAL LIABILITIES	$18,851,886	$18,174,127
OWNER EQUITY
Capital Stock	$54,725,760	$54,737,834
Additional Paid-In Capital	$-	$-
Preferred Stock	$4,079,980	$4,079,980
Owner's Equity Account	$-	$-
Retained Earnings - Pre-Petition	$(64,462,011)	$(64,462,011)
Retained Earnings - Postpetition	$(1,424,110)	$-
Adjustments to Owner Equity (attach schedule)	$-	$-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	$-	$-
NET OWNER EQUITY	$(7,080,381)	$(5,644,197)

TOTAL LIABILITIES AND OWNERS' EQUITY	$11,771,505	$12,529,929

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-3

(04/07)

In re: Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: January 1 to 31, 2016

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities
Customer deposit	$167,300	$167,300
Sales tax payable	$44,944	$45,141
Ford credit truck loan	$20,486	$21,261
Bureau of Workers Comp - Ohio	$13,277	$16,577
Royalties payable	$94,346	$147,503
Accrued interest	$414,320	$276,198
Miscellaneous month-end cutoff invoices

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 CONT'D

(04/07)

In re: Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: January 1 to 31, 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
Withholding
FICA-Employee
FICA-Employer	Through our payroll processor, Paychex, we have remitted and filed our tax returns when due.
Unemployment
Income
Other:_________________
Total Federal Taxes
State and Local
Withholding
Sales
Excise	Through our payroll processor, Paychex, we have remitted and filed our tax returns when due.
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$203,484	$821	$-	$-	$-	$204,305
Wages Payable	$124,087	$-	$-	$-	$-	$124,087
Taxes Payable	$30,777	$-	$-	$-	$-	$30,777
Rent/Leases-Building	$593,176	$-	$-	$-	$-	$593,176
Rent/Leases-Equipment						$-
Secured Debt/Adequate Protection Payments	$850,000	$-	$-	$-	$-	$850,000
Professional Fees						$-
Amounts Due to Insiders*						$-
Other:__________________________						$-
Other:__________________________						$-
Total Postpetition Debts	$1,801,524	$821	$-	$-	$-	$1,802,345

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(04/07)

In re: Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: January 1 to 31, 2016

AXION INTERNATIONAL INC

Aged Payables

As of Jan 31, 2016

Filter Criteria includes: 1) Includes Drop Shipments. Report order is by ID. Report is printed in Detail Format.

Vendor ID	Vendor	Date	Date Due	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Vendor Type
ADVA01	ADVANCED POLYMERS SUPPLY INC.	1/27/16	2/6/16	1571	3,757.00				3,757.00	RAW
ADVA01	ADVANCED POLYMERS SUPPLY INC.	1/29/16	2/8/16	1572	3,384.70				3,384.70	RAW

ADVA01	ADVANCED POLYMERS SUPPLY INC.				7,141.70				7,141.70

AFLA01	AFLAC	1/13/16	2/1/16	606002	218.76				218.76	INSURANC

AFLA01	AFLAC				218.76				218.76

AMER02	AMERIGAS	12/9/15	2/7/16	3046870588		355.51			355.51	MRO
AMER02	AMERIGAS	12/11/15	2/9/16	3046950912		136.90			136.90	MRO
AMER02	AMERIGAS	12/31/15	2/29/16	3047548113		328.47			328.47	MRO
AMER02	AMERIGAS	1/8/16	3/8/16	3047862028	124.06				124.06	MRO
AMER02	AMERIGAS	1/13/16	3/13/16	3048031445	227.14				227.14	MRO

AMER02	AMERIGAS				351.20	820.88			1,172.08

AMER04	AMERICAN ELECTRIC POWER	1/1/16	1/7/16	07916818029JAN	16.55				16.55	UTILITY
AMER04	AMERICAN ELECTRIC POWER	1/12/16	2/3/16	07916818029FEB	128.94				128.94	UTILITY

AMER04	AMERICAN ELECTRIC POWER				145.49				145.49

amer05	AMERICAN ELECTRIC POWER	1/11/16	2/2/16	07366925936JAN	5,768.24				5,768.24	UTILITY

amer05	AMERICAN ELECTRIC POWER				5,768.24				5,768.24

ASSOC01	ASSOCIATION OF OHIO RECYCLERS	1/26/16	1/26/16	0183	300.00				300.00	PROF

ASSOC01	ASSOCIATION OF OHIO RECYCLERS				300.00				300.00

ATMO02	ATMOS ENERGY	1/27/16	2/11/16	3046665508JAN16	318.05				318.05	UTILITY

ATMO02	ATMOS ENERGY				318.05				318.05

BWCS01	BWC STATE INSURANCE FUND	1/21/16	2/20/16	PAYRADJCREDIT	-8,502.22				-8,502.22	INSURANC

BWCS01	BWC STATE INSURANCE FUND				-8,502.22				-8,502.22

CINT01	CINTAS CORPORATION	1/6/16	2/10/16	637451590	180.62				180.62	MRO
CINT01	CINTAS CORPORATION	1/13/16	2/10/16	637451965	180.62				180.62	MRO
CINT01	CINTAS CORPORATION	1/20/16	2/10/16	637453334	180.62				180.62	MRO
CINT01	CINTAS CORPORATION	1/20/16	1/30/16	530582279	190.88				190.88	MRO
CINT01	CINTAS CORPORATION	1/27/16	2/10/16	637452710	315.67				315.67	MRO
CINT01	CINTAS CORPORATION	1/27/16	2/10/16	530583865	462.61				462.61	MRO
CINT01	CINTAS CORPORATION	1/29/16	2/10/16	8402589007	259.05				259.05	MRO

CINT01	CINTAS CORPORATION				1,770.07				1,770.07

COAS01	COASTAL COMPOUNDED RESINS	1/29/16	1/29/16	4805	3,956.80				3,956.80	RAW

COAS01	COASTAL COMPOUNDED RESINS				3,956.80				3,956.80

COMP01	COMPUTERSHARE, INC	1/11/16	2/10/16	US_CSSI963042	697.74				697.74	INVEST

COMP01	COMPUTERSHARE, INC				697.74				697.74

COSH01	COSHOCTON ENVIRONMENTAL TESTING LLC	1/20/16	2/19/16	632-38398	60.00				60.00	MRO
COSH01	COSHOCTON ENVIRONMENTAL TESTING LLC	1/26/16	2/25/16	632-38428	60.00				60.00	MRO

COSH01	COSHOCTON ENVIRONMENTAL TESTING LLC				120.00				120.00

DUPU01	DUPUY OXYGEN & SUPPLY	1/16/16	2/15/16	375372	25.54				25.54	MRO

DUPU01	DUPUY OXYGEN & SUPPLY				25.54				25.54

ENER01	THE ENERGY COOPERATIVE	1/11/16	1/27/16	1302242100DEC	403.64				403.64	UTILITY

ENER01	THE ENERGY COOPERATIVE				403.64				403.64

GILB01	GILBERT + TOBIN	1/8/16	2/7/16	313095	1,929.22				1,929.22	PROF

GILB01	GILBERT + TOBIN				1,929.22				1,929.22

GPHA01	GP HARMON RECYCLING LLC	1/14/16	1/14/16	451000880587/890039	18,159.05				18,159.05	RAW
GPHA01	GP HARMON RECYCLING LLC	1/14/16	1/14/16	451000890121	15,744.30				15,744.30	RAW
GPHA01	GP HARMON RECYCLING LLC	1/15/16	1/15/16	451000890773	12,544.35				12,544.35	RAW
GPHA01	GP HARMON RECYCLING LLC	1/15/16	1/15/16	451000893370	13,554.45				13,554.45	RAW
GPHA01	GP HARMON RECYCLING LLC	1/28/16	1/28/16	451000890890	10,905.00				10,905.00	RAW

Vendor ID	Vendor	Date	Date Due	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Vendor Type
GPHA01	GP HARMON RECYCLING LLC	1/28/16	1/28/16	451000895625	15,227.55				15,227.55	RAW
GPHA01	GP HARMON RECYCLING LLC	1/29/16	1/29/16	451000895626	11,107.20				11,107.20	RAW

GPHA01	GP HARMON RECYCLING LLC				97,241.90				97,241.90

HART02	THE HARTFORD	1/26/16	2/15/16	AAC290709 FEB16	8,936.43				8,936.43	INSURANC

HART02	THE HARTFORD				8,936.43				8,936.43

HERZ01	HERZOG	1/26/16	2/25/16	JOB#46346	42,190.40				42,190.40	SUBCONTR

HERZ01	HERZOG				42,190.40				42,190.40

KERR01	KERRY D. IRONS, M.D., P.A.	1/12/16	2/11/16	58504	28.00				28.00	HR
KERR01	KERRY D. IRONS, M.D., P.A.	1/14/16	2/13/16	58536	28.00				28.00	HR

KERR01	KERRY D. IRONS, M.D., P.A.				56.00				56.00

LIFT01	LIFT TRUCK SUPPLY, INC.	1/25/16	2/4/16	24035491	429.40				429.40	RENTAL

LIFT01	LIFT TRUCK SUPPLY, INC.				429.40				429.40

MICR01	MICROSOFT CORPORATION	1/12/16	2/11/16	E01001QPM5	1,179.75				1,179.75	IT
MICR01	MICROSOFT CORPORATION	1/12/16	2/11/16	E01001QP7W	33.25				33.25	IT
MICR01	MICROSOFT CORPORATION	1/12/16	2/11/16	E01001QPSG	209.14				209.14	IT
MICR01	MICROSOFT CORPORATION	1/12/16	2/11/16	E01001QPB5	32.18				32.18	IT

MICR01	MICROSOFT CORPORATION				1,454.32				1,454.32

MUSK01	MUSKINGUM COUNTY TREASURER	1/28/16	2/19/16	5130031700120151ST	2,817.11				2,817.11	TAXES
MUSK01	MUSKINGUM COUNTY TREASURER	1/28/16	2/19/16	5130031600520151ST	31,980.80				31,980.80	TAXES

MUSK01	MUSKINGUM COUNTY TREASURER				34,797.91				34,797.91

MUSK02	MUSKINGUM COUNTY UTILITIES	1/6/16	2/9/16	2016-8	1,634.00				1,634.00	UTILITY

MUSK02	MUSKINGUM COUNTY UTILITIES				1,634.00				1,634.00

PITN01	PITNEY BOWES GLOBAL FINANCIAL SERVICES	1/13/16	2/6/16	2135020-JA16	31.52				31.52	LEASE

PITN01	PITNEY BOWES GLOBAL FINANCIAL SERVICES				31.52				31.52

SPOO01	SPOONER INC.	1/27/16	2/26/16	75-013016	175.00				175.00	INSURANC

SPOO01	SPOONER INC.				175.00				175.00

SUNB03	SUNBELT RENTALS	1/18/16	1/18/16	44384632-028	1,274.67				1,274.67	MRO

SUNB03	SUNBELT RENTALS				1,274.67				1,274.67

TERM01	TERMINIX	1/20/16	2/8/16	351821483	48.26				48.26	MRO

TERM01	TERMINIX				48.26				48.26

VINT01	VINTAGE FILINGS	1/29/16	1/29/16	1-407751	570.00				570.00	INVEST

VINT01	VINTAGE FILINGS				570.00				570.00

Report Total					203,484.04	820.88			204,304.92

In re Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: January 1 to 31, 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$629,172
+ Amounts billed during the period	$954,415
- Amounts collected during the period	$(311,516)
Total Accounts Receivable at the end of the reporting period	$1,272,071

Accounts Receivable Aging	Amount
0 - 30 days old	$1,207,561
31 - 60 days old	$-
61 - 90 days old	$(11)
91+ days old	$64,521
Total Accounts Receivable	$1,272,071
Amount considered uncollectible (Bad Debt)	$(69,208)
Accounts Receivable (Net)	$1,202,863

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		No
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		No
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	Yes
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	Yes
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	Yes, Utility Deposit Account on 12/30/15

FORM MOR-5

(04/07)